Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K for the year ended December 31, 2022 of Open Lending Corporation, a Delaware corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Keith A. Jezek, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(i)the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Keith A. Jezek
Keith A. Jezek
Chief Executive Officer (Principal Executive Officer)

Date: February 28, 2023